TS Agmt. 12/2001

                                   AMENDMENT TO
                             TAX SHARING AGREEMENT
                                   Life-Nonlife



         This Amendment to Tax Sharing Agreement--Life-Nonlife (the "Amendment") is made as of December 1, 2001, but effective as of January 1, 2001.


         Americo Financial Life and Annuity Insurance Company (formerly
         The College Life
         Insurance Company of America), a Texas corporation
         Americo Financial Services, Inc. (formerly NAP Partners, Inc.), a Texas corporation
         Americo International Corporation, a Missouri corporation
         Americo Life, Inc., a Missouri corporation
         Americo Retirements Services, Inc. a Missouri corporation
         Americo Services, Inc., a Missouri corporation
         Assured Leasing Corporation, a Missouri corporation
         CAPCO Holdings, L.C., a Missouri limited liability company College Insurance Group, Inc., a Missouri corporation
         Financial Holding Corporation, a Missouri corporation
         First Consulting and Administration, Inc., a Missouri corporation Great Southern Life Insurance Company, a Texas corporation ("Great Southern")
         Hanover Financial Corporation, a Missouri corporation
         Landmark Mortgage Company, a Missouri corporation
         National Farmers Union Life Insurance Company, a Texas corporation Pension Consultants and Administrators, Inc.,
         PFS Financing Corporation, a Missouri corporation
         PFS Holding Company, a Missouri corporation
         Premium Financing Specialists, Inc., a Missouri corporation Premium Financing Specialists of California, Inc., a California corporation
         TADIC, Inc., a Delaware corporation
         United Fidelity Life Insurance Company, a Texas corporation collectively, the foregoing are referred to herein as the "Existing Parties";
and

         Premium Financing Specialists of the South, a Missouri corporation ("PFS-S")

         WHEREAS, the Existing Parties entered into that certain Tax Sharing Agreement --Life-Nonlife dated as of December 29, 1995, as amended (the "Agreement"); and


         WHEREAS, the Existing Parties wish to amend the Agreement so that PFS-S will become a party to the Agreement, and PFS-S desires to become a party to the Agreement; and

         WHEREAS, the Existing Parties and PFS-S wish to amend the Agreement in the manner set forth hereafter; and

         WHEREAS, the Existing Parties and PFS-S wish to drop Premium Financing Specialists of Iowa, GSSW LM, Inc., GSSW WR, Inc. and GSSW WWA, Inc. as parties due to their actual or expected dissolution and liquidation during the year 2001; and

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date hereof:

                  (a) the Existing Parties agree that the Agreement is hereby amended to apply to PFS-S, and that PFS-S shall enjoy all rights of a "Subsidiary" under the Agreement; and

                  (b) by it execution and delivery of this Amendment, PFS-S agrees to be bound by the terms of the Agreement as a "Subsidiary;" and

                  (c) Premium Financing Specialists of Iowa, Inc., GSSW LM, Inc., GSSW WR, Inc., and GSSW WWA, Inc. shall cease to be a party to this Agreement following the final tax return including their respective activities; and

                  (d) Paragraph 10 of the Agreement is hereby amended effective January 1, 2001 to read as follows:

                                    "10.     Payment for Taxes

                                   a.)  With respect to deferred intercompany
                                        transactions incurred in 2001 or after,
                                        payment will be made in the year the
                                        gain or loss is included in, or reduces
                                        taxable income on the consolidated tax
                                        return.

                                    b.) With respect to deferred intercompany
                                        transactions incurred prior to 2001,
                                        payment will be made in accordance with
                                        the tax sharing agreement in effect on
                                        the date of the original transaction."

Except as herein amended, the Agreement shall remain in full force and effect without change.


         IN WITNESS WHEREOF, the Existing Parties and PFS-S have executed this Amendment as of the date first above written.

AMERICO FINANCIAL SERVICES, INC.          AMERICO INTERNATIONAL
                                          CORPORATION

By /s/ Kurt Barton                       By /s/ Gary E. Jenkins
   ---------------                          -------------------
Name:    Kurt B. Barton                   Name:    Gary E. Jenkins
Title    Assistant Secretary,
         Assistant Treasurer              Title    Sr. VP and CFO


AMERICO LIFE, INC.                        AMERICO RETIREMENT
                                          SERVICES, INC.

By /s/ Gary E. Jenkins                   By /s/ Gary E. Jenksin
   -------------------                      -------------------
Name:    Gary E. Jenkins                  Name:    Gary E. Jenkins
Title    Sr. VP and CFO                   Title    Sr. VP and CFO


AMERICO SERVICES, INC.                    ASSURED LEASING CORPORATION

By /s/ Gary E. Jenkins                    By /s/ Major W. Park, Jr.
   -------------------                       ----------------------
Name:    Gary E. Jenkins                  Name:    Major W. Park, Jr.
Title    VP, Treasurer and CFO            Title    Secretary


CAPCO HOLDINGS, LC                        COLLEGE INSURANCE GROUP, INC.


By /s/ Gary E. Jenkins                    By /s/ Gary E. Jenkins
   -------------------                       -------------------
Name:  Gary E. Jenkins                    Name:    Gary E. Jenkins
Title: Chief Officer and Manager          Title    Sr. VP and CFO


FINANCIAL HOLDING CORPORATION             FIRST CONSULTING AND
                                          ADMINISTRATION, INC.

By /s/ Gary E. Jenkins                    By /s/ Francine D. Fetyko
   -------------------                       ----------------------
Name:    Gary E. Jenkins                  Name:    Francine D. Fetyko
Title    VP, CFO and Treasurer            Title    Director, President and CEO


GREAT SOUTHERN LIFE
INSURANCE COMPANY                         TADIC, INC.

By /s/ Gary E. Jenkins                    By /s/ Major W. Park, Jr.
   -------------------                       ----------------------
Name:    Gary E. Jenkins                  Name:    Major W. Park, Jr.
Title    Sr. VP and CFO                   Title    Secretary

HANOVER FINANCIAL                         LANDMARK MORTGAGE
CORPORATION                               COMPANY

By /s/ Gary E. Jenkins                    By /s/ Robert J. Graham
   -------------------                       --------------------
Name:    Gary E. Jenkins                  Name:    Robert J. Graham
Title    Director and Vice President      Title    Director and President


NATIONAL FARMERS UNION                    PENSION CONSULTANTS AND ADMINSTRATORS
LIFE INSURANCE COMPANY                    INC.

By /s/ Gary E. Jenkins                    By /s/ Gary E. Jenkins
   -------------------                       -------------------
Name:    Gary E. Jenkins                  Name:    Gary E. Jenkins
Title    Sr. VP and CFO                   Title    Sr VP, CFO and Treasurer


PFS FINANCING CORPORATION                 PFS HOLDING COMPANY

By /s/ Thomas J. Charbonneau              By /s/ Thomas J. Charbonneau
   -------------------------                 -------------------------
Name:    Thomas J. Charbonneau            Name:    Thomas J. Charbonneau
Title    Director, President              Title    Director and Vice President


PREMIUM FINANCING                         PREMIUM FINANCING
SPECIALISTS, INC.                         SPECIALISTS OF CALIFORNIA, INC.

By /s/ Bryan J. Andres                    By /s/ Thomas J. Charbonneau
   -------------------                       -------------------------
Name:    Bryan J. Andres                  Name:    Thomas J. Charbonneau
Title    Vice President and Comptroller   Title    Director


AMERICO FINANCIAL LIFE AND                THE OHIO STATE LIFE
ANNUITY INSURANCE COMPANY                 INSURANCE COMPANY

By /s/ Gary E. Jenkins                    By /s/ Gary E. Jenkins
   -------------------                       -------------------
Name:    Gary E. Jenkins                  Name:    Gary E. Jenkins
Title    Sr VP, CFO and Treasurer         Title    Sr VP, CFO and Treasurer


UNITED FIDELITY LIFE                      PREMIUM FINANCING SPECIALISTS OF
INSURANCE COMPANY                         THE SOUTH, INC

By /s/ Gary E. Jenkins                    By /s/ Thomas J. Charbonneau
   -------------------                       -------------------------
Name:    Gary E. Jenkins                  Name:  Thomas J. Charbonneau
Title    Sr VP, CFO and Treasurer         Title: Director